Exhibit 10.1

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (the “Agreement”) is made this 29th day of February, 2012, by and among BANKUNITED, INC., a Delaware corporation (the “Company”), and BLACKSTONE CAPITAL PARTNERS V L.P., a Delaware limited partnership, BLACKSTONE CAPITAL PARTNERS V-AC L.P., a Delaware limited partnership, BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V L.P., a Delaware limited partnership, and BLACKSTONE PARTICIPATION PARTNERSHIP V, L.P., a Delaware limited partnership (each, an “Investor” and, together, the “Investors”).

Recitals

A.            The Investors are, as of the date hereof, the beneficial owners of an aggregate number of 13,721,131 shares of the common stock of the Company, par value of one cent ($0.01) per share (the “Common Stock”), with the number of such shares owned by each such Investor being set forth with respect to each Investor on Schedule A.

B.            The Company and the Investors desire to exchange a portion of the Common Stock held by each of the Investors for a like number of newly issued shares of the Company’s preferred stock designated as the “Series A Nonvoting Convertible Preferred Stock,” par value of one cent ($0.01) per share (“Series A Preferred Stock”), having the designation, preferences and rights set forth in the Certificate of Designation, Preferences and Rights of Series A Preferred Stock of the Company, a copy of which is attached as Exhibit A hereto (the “Certificate of Designation”).

Agreement

In consideration of the foregoing recitals and the mutual covenants and agreements set forth below, the parties to this Agreement, intending to be legally bound, agree as follows:

1.             Exchange.  On the terms and subject to the conditions set forth in this Agreement, and on and effective as of the date hereof, (i) the Company hereby agrees to issue to each Investor, in exchange for the aggregate number of shares of Common Stock indicated on Schedule A as being exchanged hereunder, a like number of shares of Series A Preferred Stock, and (ii) each Investor hereby agrees to deliver to the Company such number of shares of Common Stock in exchange for such shares of Series A Preferred Stock.

2.             Delivery of Shares.  On the date hereof, each Investor will cause the transfer and delivery to the Company or its designated agent of the aggregate number of shares of Common Stock to be exchanged hereunder, in each case as set forth on Schedule A.  Effective immediately upon such delivery (or in the event any certificates representing such shares of Common Stock to be so transferred for exchange have been lost, stolen or destroyed, effective immediately upon the delivery of a customary affidavit to such effect by the applicable Investor(s)), the Company shall cause to be issued to each such Investor the same number of shares of Series A Preferred Stock as the number of shares of Common Stock so transferred for exchange, and each such Investor shall be deemed to be a holder of such number of shares of Series A Preferred Stock, with all rights incident to ownership thereof, effective as of the date hereof.  Promptly, and in any event no later than the third business day following the date hereof, the Company will cause the delivery to each such Investor or its designated agent of (i) certificates representing the number of shares of Series A Preferred Stock so issued as of the date hereof and (ii) in the event that such Investor delivered Common Stock certificates representing a greater number of shares of Common Stock than the number to be transferred and surrendered for exchange pursuant hereto, a Common Stock certificate representing the excess of the number of shares evidenced by the Common Stock certificate(s) so delivered over the number of shares to be transferred and exchanged pursuant hereto.

3.             Representations and Covenants of the Company.

(a)           The Company hereby represents to the Investors that the Company has the power and authority, and has taken all necessary and proper action, to enter into and perform this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly authorized, executed, and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as limited by laws affecting the enforcement of creditor’s rights or equitable principles generally.

(b)           The shares of Series A Preferred Stock have been duly and validly authorized by all necessary action and, when issued and delivered in accordance with the terms of this Agreement, such Series A Preferred Stock will be duly and validly issued and fully paid and nonassessable, and will not be issued in violation of any preemptive rights.

(c)           The shares of Common Stock issuable by the Company upon conversion of the Series A Preferred Stock into Common Stock have been duly and validly authorized by all necessary action and, when issued and delivered in accordance with the terms of the Series A Preferred Stock, such Common Stock will be duly and validly issued and fully paid and nonassessable, and will not be issued in violation of any preemptive rights.

(d)           In light of the fact that the shares of Series A Preferred Stock will automatically convert into shares of Common Stock upon transfer to a non-Affiliate (“Affiliate” has the meaning set forth in 12 C.F.R. § 225.2(a) or any successor provision) of the holder of such Series A Preferred Stock as provided in the Certificate of Designation, the Company agrees that it shall not commence or, subject to the fiduciary duties of the Company’s board of directors and compliance with applicable securities laws, recommend, endorse or facilitate any tender offer or exchange offer for the Common Stock unless the offeror with respect thereto shall have offered the same consideration per share to the holders of the Series A Preferred Stock as such offeror is offering to the holders of the Common Stock.

4.             Representations of Each Investor.  Each of the Investors hereby represents to the Company as follows:

(a)           Such Investor has the power and authority, and has taken all necessary and proper action to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

(b)           This Agreement has been duly authorized, executed, and delivered by such Investor and constitutes the valid and binding obligation of such Investor, enforceable against it in accordance with its terms, except as limited by laws affecting the enforcement of creditor’s rights or equitable principles generally.

(c)           Such Investor is the record and beneficial owner of all shares of Common Stock being exchanged by it hereunder, and all such shares are owned by such Investor free and clear of all liens and other encumbrances.

(d)           Such Investor acknowledges that the Series A Preferred Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities laws.  Such Investor (i) is acquiring such securities pursuant to an exemption from registration under the Securities Act for its own account solely for investment with no present intention or plan to distribute any of such securities to any person nor with a view to or for sale in connection with any distribution thereof, in each case in violation of the Securities Act, (ii) will not sell or otherwise dispose of any of such securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (iii) has such knowledge and experience in financial and business matters and in investments of this type that the Investor is capable of evaluating the merits and risks of the investment in such securities and of making an informed investment decision, and (iv) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act).

5.             Reorganization.  The parties agree that (i) for U.S. federal income tax purposes the exchange of Common Stock for Series A Preferred Stock contemplated by this Agreement is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder and (ii) this Agreement shall constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

6.             Further Assurances.  Each party shall from time to time, at the request of and without further cost or expense to any other party, execute and deliver such other agreements, certificates or other documents and take such other actions as may reasonably be requested in order more effectively to consummate the transactions contemplated hereby.

7.             Miscellaneous.  This Agreement will be governed by and construed in accordance with the laws of the state of New York, without regard to its conflict of laws provisions. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written, to be effective immediately.

BANKUNITED, INC.

By:	/s/ Douglas J. Pauls
Name: Douglas J. Pauls
Title: CFO

[Signature Page to Exchange Agreement]

BLACKSTONE CAPITAL PARTNERS V L.P.
By:	Blackstone Management Associates V L.L.C., its General Partner

By:	BMA V L.L.C., its Sole Member

By:	/s/ CHINH CHU
Name:	CHINH CHU
Title:	SENIOR MANAGING DIRECTOR

BLACKSTONE CAPITAL PARTNERS V-AC L.P.
By:	Blackstone Management Associates V L.L.C., its General Partner

By:	BMA V L.L.C., its Sole Member

By:	/s/ CHINH CHU
Name:	CHINH CHU
Title:	SENIOR MANAGING DIRECTOR

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V L.P.
By:	BCP V Side-by-Side GP L.L.C., its General Partner

By:	/s/ CHINH CHU
Name:	CHINH CHU
Title:	SENIOR MANAGING DIRECTOR

BLACKSTONE PARTICIPATION PARTNERSHIP V L.P.
By:	BCP V Side-by-Side GP L.L.C., its General Partner

By:	/s/ CHINH CHU
Name:	CHINH CHU
Title:	SENIOR MANAGING DIRECTOR

[Signature Page to Exchange Agreement]

Schedule A

Investor	Shares of Common Stock Beneficially Owned	Shares of Common Stock to be Exchanged	Shares of Series A Preferred Stock to be Exchanged
Blackstone Capital Partners V L.P.	10,430,666	4,117,032	4,117,032
Blackstone Capital Partners V-AC L.P.	3,261,651	1,287,389	1,287,389
Blackstone Family Investment Partnership V L.P.	18,224	7,193	7,193
Blackstone Participation Partnership V L.P.	10,590	4,180	4,180
Total	13,721,131	5,415,794	5,415,794